                                                                     EXHIBIT 4.1


COMMON STOCK                                                        COMMON STOCK
   NUMBER                                                               SHARES

                               NMT MEDICAL, INC.

INCORPORATED UNDER THE LAWS OF
THE STATE OF DELAWARE

                                                               CUSIP 629294 10 9

THIS CERTIFIES THAT

is the record holder of

     FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE, PER SHARE, OF

                               NMT MEDICAL, INC.

(the "Corporation") subject to the provisions of the Certificate of Incorporation and By-Laws of the Corporation and transferable only on the books of the Corporation by the holder thereof, in person or by attorney upon surrender of this Certificate properly endorsed.

     The Corporation will furnish without charge to each shareholder who so requests a full statement of the designations, relative rights, preferences and limitations of the shares of each class of stock which the Corporation is authorized to issue, of the designations, relative rights, preferences and limitations of each series of preferred stock which the Corporation is authorized to issue so far as such terms have been fixed, and of the authority of the Board of Directors of the Corporation to designate and fix the relative rights, preferences and limitations of any series of preferred stock which the Corporation is authorized to issue.

     This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile Seal of the Corporation and the facsimile signatures of its authorized officers.

     Dated:

                                    [SEAL]


Secretary                                                President

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
(NEW YORK, N.Y.)

By

TRANSFER AGENT AND REGISTRAR

AUTHORIZED SIGNATURE
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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common            UNF GIFT MIN ACT -      Custodian
TEN ENT--as tenants by the entireties                       --------------------
JT TEN --as joint tenants with right of                     (Cust)       (Minor)
         survivorship and not as tenants                    under Uniform Gifts
         common                                             to Minors
                                                            Act
                                                               -----------------
                                                                    (State)

    Additional abbreviations may also be used though not in the above list.

For value received,                       hereby sell, assign and transfer unto
                    ---------------------
PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE



--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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----------------------------------------------------------- Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint



-------------------------------------------------------------------- Attorney to
transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated:
       --------------------------------


                                    X-------------------------------------------


                                    X-------------------------------------------
                              NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



Signature(s) Guaranteed

By
   -----------------------------------------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.